UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CODIAK BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CODIAK BIOSCIENCES, INC. 2022 Annual Meeting Vote by June 16, 2022 11:59 PM ET CODIAK BIOSCIENCES, INC. 35 CAMBRIDGEPARK DRIVE, SUITE 500 CAMBRIDGE, MA 02140 D75806-P70494 You invested in CODIAK BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material(s) for the stockholder meeting to be held on June 17, 2022. Get informed before you vote View the 2022 Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 17, 2022 8:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CDAK2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. To elect three Class II directors as nominated by the Codiak BioSciences, Inc. Board of Directors, each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Nominees: 1a. Charles L. Cooney, Ph.D. 1b. Jason Haddock 1c. Anne-Virginie Eggimann, M.Sc. 2. To ratify the appointment of Ernst & Young LLP as Codiak BioSciences, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D75807-P70494